Brighthouse Financial, Inc.

This presentation contains information that includes or is based upon forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, statements regarding the separation and distribution, including the timing and expected benefits thereof, the formation of Brighthouse and the recapitalization actions, including receiving required regulatory approvals and the timing and expected benefits thereof, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results. Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse, its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: risks relating to the formation of Brighthouse and our recapitalization; the timing of the separation and the distribution, whether the conditions to the distribution will be met, whether the separation and the distribution will be completed, and whether the distribution will qualify for non-recognition treatment for U.S. federal income tax purposes and potential indemnification to MetLife if the distribution does not so qualify; the impact of the separation on our business and profitability due to MetLife’s strong brand and reputation, the increased costs related to replacing arrangements with MetLife with those of third- parties and incremental costs as a public company; whether the operational, strategic and other benefits of the separation can be achieved, and our ability to implement our business strategy; our degree of leverage following the separation due to indebtedness incurred in connection with the separation; differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased counterparty risk due to guarantees within certain of our products; the effectiveness of our proposed exposure management strategy, and the timing of its implementation and the impact of such strategy on net income volatility and negative effects on our statutory capital; the additional reserves we will be required to hold against our variable annuities as a result of actuarial guidelines; a sustained period of low equity market prices and interest rates that are lower than those we assumed when we issued our variable annuity products; the effect adverse capital and credit market conditions may have on our ability to meet liquidity needs and our access to capital; the impact of regulatory, legislative or tax changes on our insurance business or other operations; the effectiveness of our risk management policies and procedures; the availability of reinsurance and the ability of our counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; changes in accounting standards, practices and/or policies applicable to us; the ability of our insurance subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders; our ability to market and distribute our products through distribution channels; and our ability to attract and retain key personnel. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Please consult any further disclosures Brighthouse Financial, Inc. makes on related subjects in amendments to its registration statement on Form 10 and subsequent reports to the U.S. Securities and Exchange Commission. 2 This presentation also contains measures that are not calculated based on accounting principles generally accepted in the United States of America, also known as GAAP. Additional discussion of non-GAAP financial information is included in the Appendix to these slides. Note regarding forward-looking statements Non-GAAP financial information

Key members of senior management



Eric Steigerwalt
Chief Executive Officer
31 years experience

Select Experience
- Head of MetLife U.S. Retail from 2012 to 2016
- CFO of MetLife U.S. from 2009 to 2011
- Treasurer of MetLife from 2007 to 2009



Pete Carlson
Chief Operating Officer
30 years experience

Select Experience
- Chief Accounting Officer of MetLife from 2009 to 2017
- Deputy Controller of Wells Fargo in 2009
- Controller of Wachovia from 2006 to 2008
- Senior level accounting & finance roles at Wachovia from 2002 to 2006
- Certified Public Accountant



Anant Bhalla
Chief Financial Officer
17 years experience

Select Experience
- CFO of MetLife U.S. Retail from 2014 to 2016
- CRO of AIG Global Consumer from 2012 to 2014
- Treasurer and CRO of Lincoln from 2009 to 2011
  - Similar capacity at Ameriprise, including leading spin-off from AXP



John Rosenthal
Chief Investment Officer
33 years experience

Select Experience
- Senior Managing Director and Head of Global Portfolio Management of MetLife from 2011 to 2016
- Head of Core Securities of MetLife from 2004 to 2011
- Co-Head of Fixed Income & Equity of MetLife from 2000 to 2004

Brighthouse FINANCIAL
3

4 Major industry player with large in-force book of business providing immediate scale 1 Separation creates a more focused, nimble U.S. Retail franchise that can favorably adapt to market dynamics 2 Strong capital base and financial flexibility3 Robust risk management framework focused on protecting statutory capital4 Cash flow approach to managing in-force Variable Annuity exposure5 Brighthouse: A large insurance business with a well established retail platform

$134 $205 $216 $217 $2194 $224 $225 $230 $235 $251 $251 $267 $318 $500 $797 $915 Aflac Nationwide Mutual Jackson VOYA Mass Mutual Hartford John Hancock Principal Northwestern Mutual State Farm Group Lincoln New York Life AIG Prudential MetLife Brighthouse is one of the largest U.S. life insurance companies 5 1 $11.2B Shareholders’ net investment (ex. AOCI) $219B Total assets $195B Total AUM 2.8M Policies and contracts in-force Select U.S. insurance companies by assets ($B)1 $6963 2 2 2 2 Select BHF metrics 2 4 4 Note: Company filings, data as of 3/31/2017 unless otherwise noted 1. Source: Company filings, SNL financial 2. As of 12/31/2016 3. MetLife excluding BHF has $696B in assets 4. Pro forma for transactions associated with the separation of BHF including the unwinding of financings, completed and prospective financing transactions, reinsurance recapture transactions, legal entity adjustments and assumed cash distributions to MetLife

14% 61% 6% 19% 6 Diverse in-force book and policyholder base to drive relevance, scale and growth ~$195B assets under management1 Life • Term, Whole, UL and VUL Variable annuities • GMIB, GMWB, GMAB, GMDB – Ceased new GMIB in February 2016 Run-off • Includes ULSGFixed & index-linked annuities • Fixed, income, index-linked annuities 1 1. As of 3/31/2017; includes $3.7B of assets under management from Corporate & Other; assets under management defined as sum of general account investments and separate account assets

7 Significant fee-based revenues1 Fee income ($B) $4.3 $4.1 $4.3 2014 2015 2016 Annuities 55% Life 14% Run-off 26% Corporate & other 5% ~$9.0B operating revenues for 2016 Operating revenues ¹ Includes approximately $0.3B higher fee income related to recaptures of single premium deferred annuity blocks in 2016 ¹

Brighthouse – a more focused, nimble U.S. retail franchise 8 2 • Focused on target market segments • Simpler product suite focused on generating statutory cash flow • Independent and diverse distribution network • Emphasis on operating cost and flexibility

Attractive target markets 9 Brighthouse target markets represent ~45% of U.S. population Diverse and protected 8% Middle-aged strivers Secure seniors Drives disciplined product design % of U.S. population Select attributes • Diverse segment; relatively lower income and investable assets • Early to late stage family formation; diverse across investable assets, life stage, age • Nearing or in retirement, with investable assets >$500K 23% 15% Product focus • Life…annuities in future • Protection…wealth, retirement in future • Financial security 2

Disciplined approach to future sales drives diversification 10 ANP – AnnuitiesKey highlights $0.6B for 2015 $0.5B for 2016 Shield Level Selector 15% GMDB only 12% GMAB2 9% GMWB2 32% GMIB1 8% GMWB2 29% Shield Level Selector 36% GMDB only 13% GMIB1 15% Fixed Annuities 18% GMAB² 1% Fixed Annuities 13% 2 1. Ceased issuing GMIBs for new purchase in February 2016 2. The decline in sales of GMWBs and GMABs reflects the sales suspension by a significant distributor in 2016 • Primarily an annuity manufacturer diversifying into fixed / indexed • $0.4B+ annualized new premiums (“ANP”) by 2020 • Strong traction with Shield Level SelectorSM (SLS) – indexed annuity – Risk offset to GMIB – No living benefit guarantees • Selectively originate life insurance

Shield Level SelectorSM, our top selling product 11 • Broad distribution adoption • Strong profitability and risk profile • Risk offset for in-force book • No living benefit guarantees • Maintain spread through rate-setting -40% -20% 0% 20% 40% 60% 80% 100% - 4 0% - 3 0% - 2 0% - 1 0% 0% 1 0% 2 0% 3 0% 4 0% 5 0% 6 0% 7 0% 8 0% 9 0% 1 0 0 % S&P 500 Shield 10 Shield 10 protects clients against the first 10% of market losses Market gains capped at a specified level I n v e s t m e n t G a i n s / L o s s e s Market Gains / Losses Key highlights Shield Level SelectorSM illustration1 2 1. Reflects illustrative Shield Level SelectorSM that provides a policyholder i) first 10% downside protection and ii) 70% capped upside for S&P index returns over a 6 year contract term

Diverse independent distribution network improves profitability and capital efficiency 12 • 400+ independent partners, including brokerages, banks and other financial institutions and independent financial planners • Successfully built third-party distribution relationships since 2001 Other 11% Banks/ Financial Institutions 19% National Brokerage Firms 8% Regional Brokerage Firms 17% Independent Financial Planners 45% Regional Brokerage Firms 79% National Brokerage Firms 11% Banks/Financial Institutions 4% Independent Financial Planners 6% 2 2016 distribution channels (% of ANP) Annuities1 Life 1. Includes variable, fixed and index-linked products

Lean, flexible, cost-competitive operator post-separation 13 2 • History of expense discipline ̶ Current management team cut $200M in expenses through 2015 ̶ Sale of career agency to MassMutual; resulting in 5,900 reduction in employee base ̶ Consolidating 13+ support systems into 1 through multi-year outsourcing arrangement • Transition focus ̶ TSAs with MetLife in place effective as of 1/1/2017 ̶ Migrate off TSAs by end of 2019 ̶ Streamline / simplify operating processes • Continued cost savings discipline ̶ Focus on flexible, lean operations ̶ Expected reduction of $150M in corporate expenses compared to our first year as a separate independent company

❷ Continued cost management discipline

Corporate expense[1] transition


$0.84B
Allocated
Direct
~$1.1B
New Public Co.
TSAs
Direct
~$0.9B
2016
Initial Year As A Public Co.
2020

Pre Separation

- Reflects operating model and partially-allocated expense structure of larger scaled organization

Post Separation

- Reflects TSA and new public company costs
- Cost effective wind-down of TSAs by end of 2019
- ~$175-$225M over 2016 levels

Full Transition

- Run-rate slightly above 2016 levels, absorbing new public company costs
  - Reflects re-engineered operations
  - ~$150M below initial year level
- Continued cost optimization

Brighthouse FINANCIAL

1. Includes public company expenses, functional department expenses, and retirement funding, and incentive compensation

14

15 Relationship with MetLife post-separation2 • “Established by MetLife” tagline ̶ Continue to use endorsement language for up to 18 months from separation date ̶ Positive feedback from distribution • Transition services agreements ̶ Transitional period up to 36 months ̶ Migrate off TSAs by end of 2019 ̶ Covers certain functional, operations call center and technology support services • Investment management agreements ̶ Brighthouse teams will manage the asset allocation process ̶ Investment portfolio will be managed by MetLife on a day-to-day basis for 18 months following the separation • At separation, MetLife will own ≤ 19.9% stake in Brighthouse

16 Robust financial management strategy3 • Transparent risk appetite and target assets backing reserves & risk capital • On balance sheet invested assets to fund target asset levels • Hedging to protect target assets across market cycles • Strategies that deliver sustained, long term statutory distributable earnings • New business profile that diversifies risks of the in-force business • Moderate financial leverage Delivering sustained, long-term shareholder value, i.e. cash flows

3 Pro forma capitalization of Brighthouse[1]

Sources

- $3.0 billion senior note offering (10 & 30 year) – historic debut life deal
- $0.5 billion 3 year term loan
- Formation of life captive reinsurer (BRCD[2])
- $2.0 billion back up credit revolver facility

Uses

- Strengthened Brighthouse Life Insurance Company capitalization by ~$2 billion in 2Q17
  - Managing variable annuity business to CTE 95 across market cycles
  - Expect to be at $2.3 billion of assets above CTE95 at separation
- Initial holding company[3] cash and liquid assets of ~$700 million
- Proceeds to MetLife of $3.4 billion (~$2.3 billion at separation)

Brighthouse FINANCIAL

1. As presented in Brighthouse Financial Inc.'s registration statement on Form 10, as amended (the "Form 10")
2. Brighthouse Reinsurance Company of Delaware
3. Includes cash and liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC and Brighthouse Securities, LLC

17

18 Strong balance sheet fundamentals RBC ratios – CAL¹ Leverage (ex. AOCI)3 3 Source: Company filings, SNL financial 1. As of 12/31/2016; reflects Combined Company Action Level (2 x Authorized Control Level) RBC 2. Pro forma as of 12/31/2016, includes ~$2B increase in total adjusted capital from the formation of BRCD and other restructuring and separation related transactions, including a capital contribution to Brighthouse Life Insurance Company 3. Leverage = financial debt / total capital as of 3/31/2017; Brighthouse figure represents expected leverage 4. As of 12/31/2016 YE 2016; 525% Pro forma for 12/31/2016 including all separation activities, ~650+%680% 527% 508% 489% 483% 481% 441% 424% 321% Pacific Life BHF PRU VOYA LNC Jackson AXA US Aegon US PFG TMK 650+%² 19% 22% 24% 24% ~25% 27% 27% Pacific Life PFG LNC VOYA BHF PRU TMK 4

Robust risk management framework 19 • Continue strong ERM program leveraging controls and practices from MetLife • Focus on protecting statutory capital across severe and extended stress environments 4 Primary risks Mitigation actions Market risks in VA Robust total asset adequacy Market risks in ULSG Hedge exposure to down markets Credit risk in General Account Well diversified, high quality investment portfolio

Defeased downside interest rate risk for run-off ULSG block, retained potential for upside 20 4 $0.1 ($0.1) $0.0 $0.5 $1.3 ($0.5) $0.0 $0.5 $1.0 $1.5 $2.0 A s s e t s a b o v e U S L G t a r g e t Run-off ULSG assets vs. target – statutory basis ($B) (2.0%) (1.0%) 1.0%Base 2.0% Change in long-term interest rates Note: As of 12/31/2016

Normal Market Cycle Across Market Cycles Peak requirement year CTE95 + $2-$3B (approximately CTE98 to CTE99) CTE95 2026 Company A CTE98 Not disclosed Not disclosed Company B CTE95 Not disclosed Not disclosed Company C CTE97 Not disclosed Not disclosed 21 Strong VA capital management approach across market cycles • Target CTE95 across markets; additional $2.3B assets in excess of CTE95 pro forma for the separation, approximately CTE98 • Transparent VA capital and metrics across market cycles Source: Company public filings 4

Variable annuity exposure management 22 VA Funding Target VA Hedging Strategy Objective of the strategy is to protect statutory capitalization and maximize distributable cash flows $2-$3B assets in excess of CTE95 to absorb modest market downturns Hedging focused on mitigating the risk from larger downturns in capital markets Retain meaningful upside from favorable movements in capital markets Funding level increase funded through revenues, net of expenses and commitments, primarily from the existing VA block Base Case2 VA Funding Level Funding level at 86% of peak 2016 Funding level at 92% of peak 2021 Funding level at peak 2026 CTE951 total asset requirement (TAR) across market cycles 4 1. CTE95 defined as the average amount of assets required to satisfy contract holder obligations across market environments in the worst 5% of 1,000 capital market scenarios over the life of the contracts 2. Separate account return of 6.5% and mean reversion of 10 year UST to 4.25% over 10 years

$1.5 $1.4 $2.3 $3.2 $4.7 $2.3 $3.0 $1.0 $2.0 $3.0 $4.0 $5.0 (40%) (10%) Base 10% 40% (100 bps) 100 bps V a r i a b l e a n n u i t y a s s e t s a b o v e C T E 9 5 Protection of statutory capital in market shocks 23 Variable annuity assets above target funding level of CTE95 TAR ($B) Equity market (S&P 500) Change in 10 year UST 4 Note: As of 12/31/2016, except derivatives portfolio which is as of 3/31/2017 Sensitivity to down markets further mitigated with derivatives added post-3/31/2017

Positive VA cash flows over time under variety of market scenarios 24 SA return 10 year UST 6.5%2 9.0% 4.0% Mean reversion3 Mean reversion3 Forward curve4 (25)% shock to equities, then 6.5% SA return Drop to 1%, then forward curve5 Base Case Upside Downside Shock Present value of lifetime cash flows of our in-force variable annuity block ($B)1 4 1. See the Form 10 for additional information on market scenarios and the present value presentation; the market scenarios presented here match with the Form 10 scenarios as follows: Base Case – Scenario 1, Upside – Scenario 2, Downside – Scenario 4, Shock – Scenario 5 2. Blended separate account return of 6.5% implies illustrative equity market return of 8.5% and illustrative fixed income return of 3.5%, gross of fees 3. 10 year UST to 4.25% over 10 years 4. 10 year UST follows the forward U.S. Treasury and swap interest rate curve as of 12/31/2016 5. 10 year UST drops to 1.0%, then follows the implied forward curve 6. Corporate includes taxes, debt, and other holding company costs Only represents cash flows and value from VA in-force business; excludes value of other in-force, all new business, and corporate6 $9.8 $14.4 $2.7 $1.1

25 32% 53% 15% Non-variable annuity statutory capital and earnings Primary drivers of non-VA distributable earnings • Investment earnings on the capital • Earnings on ~$18B of fixed and income annuities general account assets Total non-VA capital1 4 Corporate & other Fixed and income annuities Life ~$4.0 billion 1. As of 12/31/16

5 Cash flow focused approach to managing in-force VA exposure 26 • Required hedge payoff to meet risk targets to reduce over time… – Decreasing sensitivity of CTE95 – Increasing use of VA assets above CTE95 for loss absorption Variable annuity management strategy focused on protecting statutory capital and retaining upside for shareholders • …Consequently, driving lower hedge program costs – Less protection purchased – Further out-of-the-money instruments utilized Emergence of distributable cash flow

Expected reduction in required hedge payoff… 27 $5.6 $4.3 $2.9 2017 2021 2026 Impact of market shock on CTE95 (-25% equity market, -50bps interest rates) 5 $4.6 $1.3 $0.0 2017 2021 2026 Hedge payoff required to cover market shock Dramatic reductions in expected hedge costs under Base Case assumptions No hedges required Target funding much less sensitive to severe shocks as in-force seasons Assets above CTE95 increasingly cover remaining risk, reducing need for hedges $B $B

…Results in improvement in distributable cash flow in the medium term 28 5 Note: Represents cash flows in Base Case scenario 1. Net VA Fees and Investment Income reflects the net impact of Fees, Rider Fees, Surrender Charges, Benefits and Expenses and Investment Income $0.1 $2.3 ($1.8) ($0.4) ($0.2) $0.2 Years 1-3 Average Annual Cash Flows Years 4 and 5 Average Annual Cash Flows $0.8 $2.0 ($0.8) ($0.4) $0.0 $0.0 Net VA Fees and Investment Income1 Increase in CTE95 / CARVM Assets Hedge Gain / (Loss) Increase in Excess Assets Above CTE95 Taxes/Other VA Distributable Earnings Average annual distributable free cash flow from VA in-force ($B)

29 Changes in operating earnings profile since 2015 No longer actively selling run-off products (e.g. ULSG and institutional spread lending) 2015 = $468 million after-tax (average ~$120 million/quarter) 1Q17 = $49 million after-tax Senior note and term loan interest expense 2015 = ~$70 million before taxes Annual = ~$145 million before taxes Public company / stand-alone expenses 2015 = no impact Initial year post separation = $175 to 225 million before taxes 2015 2016 1Q17 $1.5 billion $0.7 billion $0.3 billion Operating Earnings Earnings driver Impact on earnings

30 Investment strategy • Generate competitive returns during normal periods • Outperform in stress environments • Well-diversified portfolio • High credit quality • Sufficient liquidity • Strong ALM management • Focus on privately sourced assets • Disciplined risk management culture • Team of seasoned professionals responsible for investment process • Assets directly managed by MetLife under IMAs • Longer term – likely use several external managers and potentially in-source select asset classes Objective Investment Philosophy Investment Process

31 Highly diversified investment portfolio Note: MetLife Investment Advisors, LLC, a subsidiary of MetLife, Inc., will manage the investment of assets for Brighthouse Financial, Inc. post-separation with an initial term of 18 months Portfolio composition as of 3/31/2017 • $79B general account assets as of 3/31/2017 • Over 76% fixed maturities • Approximately 36% in corporate credit Key highlights U.S. Corporate 28% U.S. government and agency 17% RMBS 10% Foreign corporate 8% State and political subdivision 5% ABS 3% Mortgage loans 13% Policy loans 2% Other limited partnership 2% Other 5% CMBS 4% Short-term investments 1% Real estate <1% Foreign government 2% Equity <1% Fixed maturity Over 76%

32 High quality fixed maturities portfolio Note: MetLife Investment Advisors, LLC, a subsidiary of MetLife, Inc., will manage the investment of assets for Brighthouse Financial, Inc. post-separation with an initial term of 18 months High quality fixed maturities portfolio as of 3/31/2017 • $61B general account assets as of 3/31/2017 • Over 95% investment grade Key highlights AAA 33% AA 9% A 28% BAA 25% BA 4% B or Beloiw 1%

33 Diversified corporate credit portfolio Industrial 31% Consumer 25% Finance 19% Utility 14% Corp Other 3% Sector Diversification (3/31/17) Communications 8% • $28.7B portfolio of which approximately 91% is investment grade • Diversified by sector • Approximately 34% of private placement exposure AAA 2% AA 7% A 32% BAA 50% BA 7% B or Below 2% Quality Distribution (3/31/17) Note: MetLife Investment Advisors, LLC, a subsidiary of MetLife, Inc., will manage the investment of assets for Brighthouse Financial, Inc. post-separation with an initial term of 18 months

34 Strong structured finance portfolio • $13.7B portfolio with 96% rated A or better • ABS includes CLOs, consumer loans, and auto loans • CMBS average credit enhancement of approximately 29% RMBS 58% CMBS 25% ABS 17% Sector Diversification (3/31/17) AAA 43% AA 5% A 48% BAA 3% BA 1% B or Below <1% Credit Rating (3/31/17) Note: MetLife Investment Advisors, LLC, a subsidiary of MetLife, Inc., will manage the investment of assets for Brighthouse Financial, Inc. post-separation with an initial term of 18 months

35 High quality mortgage loan portfolio • Diversified portfolio of commercial ($6.8B), agricultural ($2.1B) and residential mortgages ($1.0B) • Average LTV of 49% and debt service coverage of 2.3x for commercial mortgage portfolio • Average LTV of 40% for agricultural loans • Portfolios diversified by sector and geography Office 46% Retail 29% Apartments 10% Hotel 9% Industrial 5% Others 1% Commercial Property (3/31/17) Annual Crops 32% Timber 31% Permanent Crops 24% Agribusiness 9% Livestock Production 4% Agricultural Sectors (3/31/17) Note: MetLife Investment Advisors, LLC, a subsidiary of MetLife, Inc., will manage the investment of assets for Brighthouse Financial, Inc. post-separation with an initial term of 18 months

36 Private equity biased alternative investments portfolio $1.6B in alternative investments as of 3/31/17 • $1 billion in private equity / leveraged buyouts • Geographically diverse with over 44% in global and non-US funds • High quality general partners Key highlights Leveraged Buyouts 63% Venture Capital 12% Hedge Funds 7% Mezzanine 7% Distressed 7% Special Situations 4% Note: MetLife Investment Advisors, LLC, a subsidiary of MetLife, Inc., will manage the investment of assets for Brighthouse Financial, Inc. post-separation with an initial term of 18 months

High quality retail exposure 37 1. Total CMBS portfolio $4.5B exposure to retail sector as of 3/31/17 Commercial Mortgages • $1.9B, 29% of total commercial mortgage exposure • Class A, well-occupied dominant centers • Average 49% LTV and 2.2x DSCR Corporate Credit • $1.6B, 4.7% of total credit exposure • 93% investment grade, 7% ($111 million) below IG CMBS • $1.0B, 7.5% of total structured finance exposure / 30% of CMBS • AA1 / AA2 average rating1 Key highlights Commercial Mortgages, $1.9 B Corporate Credit, $1.6 B CMBS, $1.0 B Note: MetLife Investment Advisors, LLC, a subsidiary of MetLife, Inc., will manage the investment of assets for Brighthouse Financial, Inc. post-separation with an initial term of 18 months

Targets focus on cash generation and operating earnings with concrete drivers 38 Operating EPS growth Operating ROE Cash flow conversion (cash flow to shareholders) • Mid-to-high single digits annual growth • Approximately 9% at separation and stable over time • 50-70%+ of operating earnings by approximately 2020 VA capital management Holding company cash & liquid assets • Managing to CTE95 + $2-3B assets • ~$700mm at separation, >2.0x annual fixed charges over time

39 Major industry player with large in-force book of business providing immediate scale 1 Separation creates a more focused, nimble U.S. Retail franchise that can favorably adapt to market dynamics 2 Strong capital base and financial flexibility3 Robust risk management framework focused on protecting statutory capital4 Cash flow approach to managing in-force Variable Annuity exposure5 Brighthouse: A large insurance business with a well established retail platform

Appendix

Explanatory Note on Non-GAAP Financial Information 41 Non-GAAP and other Financial Disclosures In this presentation, we present certain measures of our performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP: Non-GAAP financial measures: Comparable GAAP financial measures: (i) operating earnings (i) net income(loss) (ii) operating ROE (ii) return on equity (iii) operating EPS (iii) earnings per share (iv) operating revenues (iv) total revenues A reconciliation of operating earnings to net income (loss) is included in this Appendix. Operating ROE and operating EPS are only presented in these materials as future financial targets post-separation. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss). Our definitions of the non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies. For example, as indicated below, we exclude guaranteed minimum income benefits (“GMIB“) revenues and related embedded derivatives gains (losses) as well as GMIB benefits and associated DAC and VOBA offsets from operating earnings, thereby excluding substantially all guaranteed minimum living benefits (“GMLB”) activity from operating earnings. Operating earnings and operating revenues Operating earnings is a measure used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. This financial measure focuses on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and divested businesses and certain entities required to be consolidated under GAAP. Also, this measure excludes results of discontinued operations and other businesses that have been or will be sold or exited by the us and are referred to as divested businesses. The following are excluded from total revenues in calculating operating earnings, and referred to in this presentation as operating revenues: • Net investment gains (losses); • Net derivative gains (losses) except: (i) earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”), and (ii) earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB Adjustments”); • Other adjustments: • Amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees (“GMIB Fees”); • Certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP; and • Revenues from divested businesses.

42 Explanatory Note on Non-GAAP Financial Information (cont’d) The following are excluded from total expenses in calculating operating earnings: • Amounts associated with benefits and hedging costs related to GMIBs (“GMIB Costs”); • Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses); • Recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance; • Expenses of divested businesses; • Amounts related to securitization entities that are VIEs consolidated under GAAP; • Goodwill impairment; • Costs related to: (i) implementation of new insurance regulatory requirements and (ii) acquisition and integration costs; and • Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”). The tax impact of the adjustments mentioned is calculated net of the U.S. statutory tax rate, which could differ from our effective tax rate. Consistent with GAAP guidance for segment reporting, operating earnings is also our measure of segment performance. Operating return on equity and operating earnings per share Operating return on equity and operating earnings per share are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests. Operating return on equity is defined as total annual operating earnings on a four quarter trailing basis divided by the simple average of the most recent five quarters of total stockholders’ equity, excluding AOCI. Operating earnings per share is defined as total annual operating earnings on a four quarter trailing basis divided by the weighted average number of fully diluted shares of common stock outstanding for the period.

Explanatory Note on Non-GAAP Financial Information (cont’d) 43 We present operating earnings in a manner consistent with management’s view of the primary business activities that drive the profitability of our core businesses. The table below illustrates how each component of operating earnings is calculated from the GAAP statement of operations line items: Component of Operating Earnings How Derived from GAAP (1)(2) (i) Fee income (i) Universal life and investment-type policy fees (excluding (a) unearned revenue adjustments related to net investment gains (losses) and net derivative gains (losses) and (b) GMIB fees) plus Other revenues (excluding other revenues related to affiliated reinsurance) and amortization of deferred gain on reinsurance. (ii) Net investment spread (ii) Net investment income (excluding securitization entities income) plus Investment Hedge Adjustments, PAB Adjustments and interest received on ceded fixed annuity reinsurance deposit funds reduced by Interest credited to policyholder account balances and interest on future policy benefits. (iii) Insurance-related activities (iii) Premiums less Policyholder benefits and claims (excluding (a) GMIB costs, (b) Market Value Adjustments, (c) interest on future policy benefits, and (d) amortization of deferred gain on reinsurance) plus the pass through of performance of ceded separate accounts. (iv) Amortization of DAC and VOBA (iv) Amortization of DAC and VOBA (excluding amounts related to (a) net investment gains (losses), (b) net derivative gains (losses), (c) GMIB fees, (d) GMIB costs and (e) Market Value Adjustments. (v) Other expenses, net of DAC capitalization (v) Other expenses reduced by capitalization of DAC and securitization entities expense. (vi) Provision for income tax expense (benefit) (vi) Tax impact of the above items. (1) Amounts related to divested business are excluded from all components of operating earnings. (2) Italicized items indicate GAAP statement of operations line items. Other Financial Disclosures The following additional information is relevant to an understanding of our performance results: • We sometimes refer to sales activity for various products. Statistical sales information for Life sales are calculated using the LIMRA definition of sales for core direct sales, excluding company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance. Annuity sales consist of 10% of direct statutory premiums, excluding company sponsored internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. • Allocated equity is defined as the portion of total shareholder’s net investment that management allocates to each of its segments and sub-segments. • Cash flow to shareholders refers to distributions to shareholders, as well as common stock repurchases.

Brighthouse select combined financial data 44Source: Form 10 FY 2014 FY 2015 FY 2016 1Q 2017 Fee income $4.3 $4.1 $4.3 $1.0 Operating earnings 1.6 1.5 0.7 0.3 Net income (loss) 1.2 1.1 (2.9) (0.3) As of December 31, March 31, 2014 2015 2016 2017 Total assets $231.6 $226.7 $221.9 $223.2 Policyholder liabilities 70.0 71.9 73.9 73.6 Variable annuities liabilities 8.2 10.4 15.2 14.8 Non-variable annuities liabilities 61.8 61.5 58.8 58.8 Total shareholder's net investment, ex. AOCI 14.8 15.3 13.6 13.6 GAAP balance sheet metrics ($B) Results from operations ($B)

45 Reconciliation of net income to operating earnings Source: Form 10 ($B) FY2015 FY 2016 1Q 2017 Net income (loss) $1.1 $(2.9) $(0.3) Add: Provision for income tax expense (benefit) 0.4 (1.8) (0.3) Net income (loss) before provision for income tax $1.5 $(4.7) $(0.6) Less: GMLB Riders (0.5) (3.2) (0.6) Less: Other derivative instruments (0.1) (2.0) (0.3) Less: Net investment gains (losses) 0.0 (0.1) (0.1) Less: Other adjustments 0.0 (0.3) 0.0 Operating earnings before provision for income tax $2.1 $0.9 $0.4 Less: Provision for income tax expense 0.6 0.2 0.1 Operating earnings $1.5 $0.7 $0.3 2016 Net income (loss) includes: • Derivative gains (losses) • Actuarial assumption review / model update (VA and ULSG) • ULSG re-segmentation to run-off • Separation-related activities including SPDA recapture

Reconciliation of total revenues to operating revenues 46Source: Form 10 ($M) FY2015 FY 2016 1Q 2017 Total revenues $8,891 $3,018 $965 Less: Net investment gains (losses) 7 (78) (55) Less: Net derivative gains (losses) (326) (5,851) (965) Less: Other adjustments 62 (4) (7) Operating revenues $9,148 $8,951 $1,992

Organizational structure

- On January 12, 2016, MetLife announced the plan to pursue separation of a substantial portion of its U.S. Retail business, later named Brighthouse Financial
- On August 4, 2017, MetLife, Inc. will distribute at least 80.1% of the shares of Brighthouse's common stock



Today
MetLife provides temporary guarantee to holders (on issuances only) that terminates when at least 80.1% of BHF stock is distributed
MetLife, Inc. ("MetLife")
100%
(BHF borrower of TL / RC and issuer of senior notes)
Brighthouse Financial, Inc. ("BHF")
Brighthouse Holdings, LLC ("BHI")
Other MetLife subsidiaries
Brighthouse Life Insurance Company
New England Life Insurance Company
Other Brighthouse Entities
Various Brighthouse Entities¹
Brighthouse Life Insurance Company of NY
Pro forma for separation
MetLife, Inc. ("MetLife")
Unrelated third party purchased BHI preferred interests from MetLife
≤19.9%
Other MetLife Subsidiaries
(BHF borrower of TL / RC and issuer of senior notes)
Brighthouse Financial, Inc. ("BHF")
Brighthouse Holdings, LLC ("BHI")
Brighthouse Life Insurance Company
New England Life Insurance Company
Other Brighthouse Entities
Various Brighthouse Entities¹
Brighthouse Life Insurance Company of NY

Brighthouse FINANCIAL

1. Includes Brighthouse Reinsurance Company of Delaware and various Brighthouse entities

47